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                                                                    EXHIBIT 10.1


                                 PROMISSORY NOTE

$12,200,000.00                                                 December 30, 1998

         FOR VALUE RECEIVED, and upon the terms and conditions set forth herein, CI NEWPORT NEWS LIMITED PARTNERSHIP, a Florida limited partnership ("Borrower"), promises to pay to the order of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Lender"), at Lender's office located at 650 Dresher Road, P.O. Box 809, Horsham, Pennsylvania 19044-0809, Attn: Servicing -- Accounting Manager, or at such other place as Lender may designate to Borrower in writing from time to time, the principal sum of TWELVE MILLION TWO HUNDRED THOUSAND DOLLARS ($12,200,000.00), or so much thereof as is outstanding and unpaid, together with interest thereon at the rate of Seven and Forty-Three Tens percent (7.43%) per annum ("Interest Rate"), in lawful money of the United States of America, which, at the time of payment, shall be legal tender in payment of all debts and dues, public and private.

         1. COMPUTATION Of INTEREST. Interest under this Note shall be paid in arrears and shall be calculated based on a 360-day year and paid for the actual number of days elapsed for any whole or partial month in which interest is being calculated. Interest shall accrue from the date on which funds are advanced (regardless of the time of day such advance is made) through and including the day on which funds are repaid, unless payment is received by Lender prior to the time set forth in Section 2.03 hereof.

         2. PAYMENT OF PRINCIPAL AND INTEREST.

            2.01 Principal and Interest Payments. Borrower shall pay principal and interest due under this Note as follows:

                 Borrower shall pay consecutive monthly installments of principal and interest in the amount shown on the amortization schedule attached hereto (each a "Monthly Amount"), beginning on the tenth day of February, 1999 ("First Payment Date"), and continuing on the tenth day of each and every successive month thereafter (each a "Payment Date") through and including the Payment Date immediately prior to the Maturity Date (as defined below); and

                 On the tenth day of January, 2024 ("Maturity Date"), the entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon and any other amounts due under the Note or the other Loan Documents (hereafter defined) shall be due and payable in full.

            2.02 Payment of Short Interest. If this Note is executed on a date other than the tenth day of a calendar month, Borrower shall pay to Lender, contemporaneously with the execution of this Note, an interest payment calculated by multiplying (a) the number of days from and including the date of this Note to and including the ninth day of such month (or the following month if closed after the month day of the applicable month) (b) by a daily rate based on the Interest Rate calculated for a 360 day year.


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            2.03 Method of payment. Each payment due hereunder shall not be deemed received by Lender until received on a Business Day (as hereafter defined) in Federal funds immediately available to Lender prior to 2:00 p.m. local time at the place then designated by Lender. Any payment received on a Business day after the time established by the preceding sentence, shall be deemed to have been received on the immediately following Business Day for all purposes, including, without limitation, the accrual of interest on principal.

            2.04 Application of Payments. Payments under this Note shall be applied first to the payment of late fees and other costs and charges due in connection with this Note, as Lender determines in its sole discretion, then to the payment of accrued but unpaid interest, and then to reduction of the outstanding principal balance (in inverse order of maturity whether or not then due), but such application shall not reduce the amount of the fixed monthly installments required to be paid hereunder unless partial prepayments are expressly permitted in the event of partial release of collateral under Section
2.05 (b) below, No principal amount repaid may be reborrowed. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

            2.05 Loan Repayment and Defeasance.

(a) Repayment. Borrower shall repay any outstanding principal indebtedness of the Note in full on the Maturity Date, together with all accrued and unpaid interest to (but excluding) the date of repayment.

Other than as set forth in Section 2.05(e) below, or as required or permitted pursuant hereto in connection with a casualty or condemnation, Borrower shall have no right to prepay all or any portion of the indebtedness evidenced by this Note (the "Loan") prior to the Payment Date which is six (6) months prior to the Maturity Date ("Optional Prepayment Date"). From and after the Optional Prepayment Date, the Loan may be prepaid in whole or in part, on any Payment Date, together with accrued interest to the date of such prepayment on the principal amount prepaid, without penalty or premium. Any such prepayment shall be subject, in each ease, to the satisfaction of the condition precedent that Borrower shall provide not less than thirty (30) days prior written notice to Lender specifying the Payment Date on which such prepayment is to occur and indicating the principal amount of the Note to be so prepaid.

(b) Voluntary Defeasance of the Note. On or after that date which is the earlier to occur of(a) three years after the date of this Note or (b) two years after the Loan is sold into a securitization ("Securitization"), and subject to a confirmation from a Rating Agency having been obtained therefor and subject to the terms and conditions set forth in this Section 2.05(b), Borrower may defense all (but not less than all) of the Loan (hereinafter, a "Defeasance"). Each Defeasance shall be subject to the satisfaction of the following conditions precedent.

         (i) Borrower shall provide not less than thirty (30) days prior written notice to Lender specifying a date ("Defeasance Date") which shall be a Payment Date, on which the amount required to defense the Loan ("Defeasance Deposit") is to be made and on which the Defeasance is to occur, as well as the anticipated outstanding principal amount of this Note as of the Defeasance Date.





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                  (ii) Borrower shall pay to Lender all accrued and unpaid
         interest on the outstanding principal balance of this Note to but not including the Defeasance Date.

                  (iii) Borrower shall pay to Lender all other sums, not including scheduled interest or principal payments, then due under this Note, the Security Instrument and any of the other Loan Documents.

                  (iv) No Event of Default shall exist on the Defeasance Date.

                  (v) Borrower shall pay to Lender the required Defeasance Deposit for the Defeasance.

                  (vi) Borrower shall execute and deliver one or more security agreements, in form and satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Government Securities purchased with Defeasance Deposit in accordance with the provisions of Section 2.05(b) (the "Security Agreement").

                  (vii) Borrower shall deliver to Lender an opinion of Borrower's counsel in form satisfactory to Lender in its sole discretion, stating, among other things, that Lender has a perfected first priority security interest in the U.S. Government Securities purchased with the Defeasance Deposit.

                  (viii) If required by the applicable Rating Agencies, Borrower also shall deliver or cause to be delivered a non-consolidation opinion with respect to the Successor Borrower, if any, in form and substance satisfactory to the applicable Rating Agencies and Lender. In addition, if the Loan is included in any REMIC farmed pursuant to a Securitization, Borrower also shall deliver or cause to be delivered an opinion of Borrower's counsel, which opinion shall be in form and substance satisfactory to Lender in its sole discretion, stating that after a Defeasance, the Loan will continue to be a "qualified mortgage" within the meaning of Section 860G of the United States Internal Revenue Code (as now or hereafter amended, "Code") and the REMIC will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of such Defeasance.

                  (ix) Borrower shall deliver to Lender a certification from Borrower, in form and substance satisfactory to Lender certifying that the requirements set forth in this Section 2.05(b) have been satisfied.

                  (x) Borrower shall deliver such other certificates, documents or instruments as Lender may reasonably request.

                  (xi) Borrower shall pay all reasonable costs and expenses of Lender incurred in connection with the Defeasance, including any costs and expenses associated with a release of one or more Liens as provided in Section 2.05(f) hereof and reasonable attorneys fees and expenses.



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                  (xii) Borrower shall deliver to Lender a confirmation, in form and substance satisfactory to Lender, by a "Big Six" independent certified public accounting firm, that the Defeasance Deposit is sufficient to pay all Scheduled Defeasance Payments and other amounts required to be paid by Borrower hereunder in connection with the proposed Defeasance.

                  (xiii) Borrower shall deliver to Lender confirmation that all conditions to Defeasance have been met from any applicable Rating Agency that has required as a condition to Defeasance that such conditions have been met.

(c) Purchase of U.S. Government Securities. In connection with the Defeasance of this Note, Borrower hereby appoints Lender as its agent and attorney-in-fact far the purpose of using the Defeasance Deposit to purchase direct, non-callable obligations of(or non-callable obligations, fully guaranteed as to timely payment by) the United States of America ("U.S. Government Securities") (which purchases, if made by Lender, shall be made on art arms-length basis at then prevailing market rates) which provide payments on or prior to, but as close as possible to, all successive Payment Dates after the Defeasance Date, (including the outstanding principal balance of this Note due on the Maturity Date), and in amounts equal to the full amounts due on each Payment Date under this Note ("Scheduled Defeasance Payments"). Borrower, pursuant to the Security Agreement or other appropriate document, shall irrevocably authorize and direct that the payments received from the U.S. Government Securities may be made directly to Lender and applied to satisfy the obligations of the Borrower under this Note. In connection with the Defeasance of the Loan, any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Government Securities required by this Section 2.05 (c) and satisfy Borrower's obligations under Section 2.05 shall be remitted to Borrower. Any amounts received in payment on the U.S. Government Securities in excess of the amounts necessary to make monthly payments pursuant to Section 2 (including payments due on the Maturity Date) shall be treated in accordance with the terms of Section 2.04 hereof.

(d) Successor Borrower Option. If requested by Borrower, in connection with a Defeasance under this Section 2.05(b), Lender shall establish or designate one or more successor entities ("Successor Borrower") and Borrower shall transfer and assign all obligations, rights and duties under and to this Note, together with the pledged U.S. Government Securities to the Successor Borrower. The obligation of the Lender to establish or designate a Successor Borrower shall be retained by the original Lender named herein notwithstanding the sale or transfer of this Note unless such obligation is specifically assumed by the transferee The Successor Borrower shall assume in writing the obligations under this Note, the Security Agreement and the other Loan Documents, by agreements in form and substance satisfactory to Lender, whereupon Borrower shall be relieved of its obligations thereunder. Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming Borrower's obligations under the Note and the Security Agreement. Notwithstanding anything in this Note or the Security Instrument to the contrary, no other assumption fee shall be payable upon a transfer of this Note in accordance with this Section 2.05(d), but Borrower shall pay all out-of-pocket costs and expenses incurred by Lender, including Lender's reasonable attorneys fees and expenses, incurred in connection therewith.

(e) Repayment Upon Other Events. If all or any part of the principal amount of this Note is



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prepaid upon acceleration of this Note following the occurrence of an Event of
Default, then, in addition to such principal payment, Borrower shall be required to make such payments ("Prepayment Consideration") in an amount equal to the greater of (i) one percent (1%) of the principal amount being repaid, or (ii) the positive excess, if any, of (A) the aggregate respective present values of all scheduled interest and principal payments payable on each Payment Date in respect of this Note for the period from the date of such prepayment upon acceleration to and including the Maturity Date, discounted monthly at a rate equal to the Treasury Constant Maturity Yield Index (defined below) and based on a 360-day year of twelve 30-day months over (B) the then current outstanding principal amount of this Note. For purposes hereof, "Treasury Constant Maturity Yield Index" shall mean the average yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H. 15(519) ("FRB Release") published during the second full week preceding the date of such prepayment for instruments having a maturity coterminous with the remaining term of this Note. In the event the FRB Release is no longer published, Lender shall select a comparable publication to determine the Treasury Constant Maturity Yield Index. If there is no Treasury Constant Maturity Yield Index for instruments having a maturity coterminous with the remaining term of this Note, then the weighted average yield to maturity of the Treasury Constant Maturity Yield Indices with maturities next longer and shorter than such remaining average life to maturity shall be used, calculated by averaging (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Treasury Constant Maturity Yield Indices (rounded, if necessary. to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward). The Prepayment Consideration to be paid in connection with any prepayment under this Section 2.05(e) shall be determined by Lender and shall be conclusive and binding on Borrower (absent manifest error). For purposes of this Section 2.05(e), the unpaid principal amount due on this Note on the date of prepayment shall be determined after giving effect to any payment of scheduled amortization made on such date. No defeasance is warranted and no prepayments fee will be required during the last six months prior to the Maturity Date.

(f) Release of the Mortgaged Property. No Defeasance of this Note shall cause, give rise to a right to require, or otherwise result in, the release the lien or mortgage created by the Security Instrument ("Lien") on the real or personal property subject thereto (referred to in this Section 2.05(0 as "Mortgaged Property"), except as follows:

    (i) If Borrower has elected Defeasance, and the requirements of Section 2.05(b) have been satisfied, the Mortgaged Properly shall be released from the Lien, whereupon the U.S. Government Securities pledged pursuant to the Security Agreement shall be the sole source of Borrower's collateral securing this Note. The Security Investment shall otherwise remain in full force and effect as to provisions not pertaining to the Mortgaged Property,

    (ii) In connection with the release of the Mortgaged Property contemplated in this Section 2.05(0, Borrower shall submit to Lender, not less than thirty
(30) days prior to the Defeasance Date, a release of the Mortgaged Property (and related Loan Documents approved by Lender) for execution by Lender which shall be in a form appropriate in the applicable state and otherwise satisfactory to Lender in its reasonable discretion, along with



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all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release (collectively, "Release Instruments"), together with a certification from Borrower, in form and substance satisfactory to Lender, certifying that such documentation (A) is in compliance with all Legal Requirements, and (B) will effect such releases in accordance with the terms of this Section 2.05.

         3. SECURITY: LOAN DOCUMENTS. The indebtedness evidenced by this Note and the obligations created hereby (including without limitation the amounts authorized by Section 4 to be collected by Lender and the Prepayment Consideration when due hereunder) are secured by, among other things, a first mortgage, security interest and lien on certain real and personal property collateral of Borrower, tangible and intangible, and a pledge of all escrow and reserve accounts, if any, all as described more particularly in that certain Deed of Trust and Security Agreement ("Security Instrument") from Borrower to Lender, dated as of date hereof, all subject to the rights of Costco Wholesale Corporation, a Washington corporation ("Tenant"), under that certain Ground Lease, dated February 25, 1998, as amended, by and between Borrower and Costco Wholesale Corporation. The Security Instrument together with this Note and all other documents to or of which Lender is a party or a beneficiary now or hereafter evidencing, securing, guarantying, modifying or otherwise relating to the indebtedness evidenced hereby, and all extensions, renewals and modifications thereof, are collectively referred to herein as the "Loan Documents."

         4. DEFAULT.

            4.01 Event of Default. The occurrence of any of the following shall constitute an event of default ("Event of Default") under this Note: (a) if any payment of principal and interest or any other payment required under this Note is not received by Lender on or before the date such payment is due; or (b) if any default should occur under any of the other Loan Documents which is not fully cured following applicable notice or prior to the expiration of any applicable grace or cure period Upon the occurrence of an Event of Default, at Lenders option, the outstanding principal balance of this Note, together with all unpaid interest accrued thereon and all other stuns dues hereunder or under any other of the other Loan Documents, shall, without notice or prior demand, immediately become due and payable.

            4.02 Late Charges. If any payment is not received by Lender on or before the date on which such payment originally was due, then, in addition to any default interest payments due hereunder, Borrower also shall pay to Lender a late charge in an amount equal to five percent (5.0%) of the amount of such overdue payment to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of the delinquent payment. Such late charge shall be immediately due and payable, without notice or demand therefor.

            4.03 Default Interest Rate. If this Note is not paid in full on or before the Maturity Date or the date on which the due date of the indebtedness has been accelerated pursuant to the provisions hereof, the unpaid principal and accrued interest arid other amounts then due shall bear interest at a rate per annum ("Default Interest Rate") equal to the lesser of (a) five percent (5.0%) in excess of the Interest Rate or (b) the maximum rate of interest, if any,



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which may be charged or collected from Borrower under applicable law. In addition, Lender shall have the right, without acceleration of the indebtedness, to collect interest at the Default Interest Rate on any payment due hereunder (including without limitation late charges and fees for legal counsel) which is not received by Lender on or before the date on which such payment originally was due. Interest at the Default Interest Rate shall be immediately due and payable from the due date specified herein and shall accrue until all Events of Default have been fully cured or full payment is received, as applicable.

            4.04 Interest on Judgments. Interest shall accrue on any judgment obtained by Lender in connection with the enforcement or collection of this Note until such judgment amount is paid in full at a rate equal to the greater of (a) the Default Interest Rate or (b) the legal rate applicable to judgments within such jurisdiction; provided, however, that interest shall not accrue at a rate in excess of the maximum rate of interest, if any, which may be charged or collected from Borrower under applicable law.

            4.05 Cumulative Remedies; Attorney Fees. The remedies of Lender in this Note and in the other Loan Documents, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together in Lender's sole discretion and as often as occasion therefor shall arise. If Borrower's obligations under this Note or any of the other Loan Documents are enforced by Lender through an attorney-at-law, or any payment due under this Note or the other Loan Documents is collected by or through an attorney-at-law or collection agency, Borrower agrees to pay all costs incurred by Lender in connection therewith, including, but not limited to, reasonable fees and disbursements of legal counsel (whether with respect to a retained firm or Lender's in-house staff) and collection agency costs, whether or not suit be brought. No provision of this Section 4 shall be construed as an agreement Or privilege to extend the date on which any required payment is due (subject to the applicable grace period, if any), nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of an Event of Default. The payments required under this Section 4 shall be in addition to, and shall in no way limit, any other rights and remedies provided for in this Note or any of the other Loan Documents, nor any other remedies provided by law or in equity, and shall be added to the principal evidenced by this Note and deemed secured by the Security Instrument and other Loan Documents.

         5. LIMITATIONS ON RECOURSE. Notwithstanding anything to the contrary contained in this Note, the liability of Borrower and of any general partner, principal or member of Borrower to pay the indebtedness evidenced by this Note and for the performance of the other agreements, covenant and obligations contained herein and in the other Loan Documents shall be limited as set forth in Article 15 of the Security Instrument.

         6. NO USURY. This Note is subject to the express condition that at no time shall Borrower be required or obligated to pay interest (or any other amount agreed to be paid hereunder which shall be deemed to be interest) at a rate which would subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to pay. If, from any circumstance whatsoever, Borrower is at any time required or obligated to pay interest (or any other amount agreed to be paid hereunder shall be deemed to be interest) at a rate in excess of such maximum rate, then the



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amount to be paid immediately shall be reduced to such maximum rate, and, as required by applicable law, all previous payments in excess of such maximum shall be deemed to have been payments in reduction of the principal balance owing under this Note in the inverse order of maturity (whether or not then due) or, at the option of Lender, be paid over to Borrower and not to the payment of interest. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of said indebtedness does not exceed the maximum lawful rate of interest from time to time in effect arid applicable to this Note for so long as the Note is outstanding. This Section will control all agreements between Borrower and Lender in connection with this Note.

         7. GENERAL CONDITIONS.

            7.01 No Waiver by Lender. No failure to accelerate the debt evidenced hereby nor failure or delay in exercising any other right or remedy upon the occurrence of an Event of Default hereunder, or any acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (a) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby, (b) as a waiver or impairment of Lender's right of acceleration or any other right or remedy available to Lender upon the occurrence of an Event of Default, or (c) as a waiver of Lender's right thereafter to insist upon strict compliance with the terms of this Note or any of the other Loan Documents; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing No extension of the time for payment of any amount due under this Note or under any of the other Loan Documents made by Lender's agreement with any person now or hereafter liable for the payment thereof shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note or any such other person, either in whole or in part unless Lender agrees otherwise in writing.

            7.02 Borrower's Waivers. Borrower, for itself and all others who may become liable for payment of all or any part of the indebtedness evidenced by this Note, hereby waives presentment for payment, demand, protest, and notice of dishonor, protest, nonpayment, demand, intent to accelerate, and acceleration. Borrower, for itself and all others who may become liable for payment of all or any part of the indebtedness evidenced by this Note, hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to party and property (real and personal), against the enforcement and collection of the obligations evidenced by this Note or the other Loan Documents.

            7.03 Unconditional Payment. If any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been avoidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment



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thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand. No release of any security for this Note or any party liable for payment of this Note shall release or affect the liability of Borrower or any other party who may become liable for payment of all or any part of the indebtedness evidenced by this Note. Lender may release any guarantor, surety or indemnitor of this Note from liability, in every instance without the consent of Borrower hereunder and without waiving any rights which Lender may have hereunder or under any of the other Loan Documents or under applicable law or in equity.

            7.04 Authority. Borrower represents that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, that the execution, delivery and performance of this Note has been duly authorized, that the person executing this Note on Borrower's behalf has authority to do so, and that this Note, once executed by Borrower, constitutes the valid and binding obligation of Borrower, enforceable in accordance with its terms.

            7.05 Negotiable Instrument. Borrower agrees that this Note shall be deemed a negotiable instrument, even though this Note, absent this paragraph, may not otherwise qualify as a negotiable instrument under applicable law.

            7.06 Sale of Loan by Lender. Lender shall have the right to transfer, sell or assign this Note, the Security Instrument and the other Security Documents, and the Obligations hereunder.

         8. MISCELLANEOUS.

            8.01 Notices. All notices and other communications under this Note or under the other Loan Documents are to be in writing, addressed to the respective party as set forth in this section, and shall be deemed to have been duly given (a) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof; (b) one (1) business day after having been deposited for overnight delivery, fee prepaid, with any reputable overnight courier service, or (c) three (3) business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested. Initial addresses for each party are as follows:

         Borrower:         CI Newport News Limited Partnership
                           c/o Centres The,
                           3315 N. 124 Street, Suite E
                           Brookfield., WI 53005
                           Attention: Michelle M. Nennig Fax: 414-7814333

         with copy to:     Centres Inc.
                           Two Datran Center, Suite 1528
                           9130 S. Dadeland Blvd.




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                           Miami, FL 33156
                           Attention:       Arnold Shevin General Counsel
                           Fax: 305-670-4429

         Lender:           GMAC Commercial Mortgage Corporation
                           650 Dresher Road
                           P.O. Box 1015
                           Horsham, Pennsylvania 19044-8015
                           Attn: Servicing-Executive Vice President

Each party may establish a new address from dine to time by written notice to the other given in accordance with this section provided, however, that no such change of address will be effective until written notice thereof is actually received by the party to whom such change of address is sent. Notice to additional patties now or hereafter designated by a party entitled to notice are for convenience only and are not required for notice to a party to be effective in accordance with this section.

            8.02 Entire Agreement Time of Essence. This Note, together with the other Loan Documents and Lender's commitment letter to Borrower, contain the entire agreements between Borrower and Lender relating to the subject matter hereof and thereof, and supercede all prior discussions and agreements (oral or written) relative hereto and thereto which are not contained herein or therein. Borrower represents and warrants that it is not relying on any promises, covenants, representations or agreements in connection with this Note or the other Loan Documents, other than as expressly set forth herein or therein. In the event of any conflict between the terms of the Loan Documents, the following order of priority shall be used to resolve such conflict: The Note shall control over the Security Instrument and the Security Instrument shall control over all other Loan Documents. Time is of the essence with respect to all provisions of this Note.

            8.03 Modification. Neither this Note nor any of the other Loan Documents may not be changed, waived, supplemented, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement thereof is sought and then only to the extent expressly act forth in such writing, No person other than a duly authorized officer or agent of Lender shall be deemed an agent of Lender nor have any authority to waive, modify, supplement or terminate in any manner whatsoever any of the terms of this Note.

            8.04 Binding Effect: Joint and Several Obligations. The terms and provisions of this Note and the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender arid their respective heirs, executors, legal representatives, successors, successors and assigns, whether by voluntary action of the parties or by operation of law. The foregoing shall not be construed, however, to alter any limitations or restrictions applicable to or benefiting Borrower under the other Loan Documents. If Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower-under this Note and the other Loan Documents.



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            8.05 Unenforceable Provisions. Any provision of this Note or the other Loan Documents which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            8.06 Ambiguity and Construction of Certain Terms. Neither this Note nor any uncertainty or ambiguity herein shall be construed or resolved against Lender by virtue of the fact that such document has originated with Lender as drafter. Borrower acknowledges that it has reviewed this Note and has had the opportunity to consult with counsel on same. This Note, therefore, shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall be deemed to include all other genders; the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof "Herein," "hereof" and "hereunder" and other words of similar import refer to this Note as a whole and not to any particular section, paragraph or other subdivision; "Section" refers to the entire section end not to any particular subsection, paragraph of other subdivision Reference to days for performance shall mean calendar days unless Business Days are expressly indicated.

            8.07 Governing Law. This Note and the other Loan Documents shall be interpreted, construed and enforced according to the laws of the state in which the real property encumbered by the Security Instrument is located (without giving effect to its conflict of laws rules).

            8.08 Consent to Jurisdiction. Borrower and Lender, by its acceptance of this Note, agree and consent to the exclusive jurisdiction arid venue of any state or federal court sitting in the county and State where the real property encumbered by the Security Instrument is located with respect to any legal action, proceeding, or controversy between them and hereby expressly waive any and all rights under applicable law or in equity to object to the jurisdiction and venue of said courts. Borrower further irrevocably consents to service of process by certified mail, return receipt requested, to Borrower at the address for Borrower last provided to Lender in accordance with the notice provision of this Note and agrees that such service shall be effective ten (10) days after mailing. Nothing herein shall, however, preclude or prevent Lender from bringing any one or more actions against Borrower in any other jurisdiction as may be necessary to enforce or realize upon the Security or other collateral provided for this Note.

            8.09 WAIVER OF JURY TRIAL. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT BORROWER MAY HAVE TO TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, OR COUNTERCLAIM WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE INDEBTEDNESS EVIDENCED BY THIS NOTE; THE APPLICATION OR COMMITMENT FOR THE LOAN EVIDENCED BY THIS NOTE; THE



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INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS NOTE
OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSION OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION WITH ANY OF THE FOREGOING.

            8.10 Tax Identification Number. Borrower represents and warrants that its current tax identification number is: 39-1915101.





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         IN WITNESS WHEREOF, Borrower has executed this Note under seal as of the date first above written.


                                    CI NEWPORT NEWS LIMITED PARTNERSHIP, a
                                    Florida limited partnership



                                    By: CI NEWPORT NEWS GP, Inc. a Florida
                                    corporation, its general partner




                                        By:
                                            -----------------------------------
                                            Michelle M. Nennig
                                            Vice President





                             PAY TO TUE ORDER OP_________________________
                             WITHOUT RECOURSE

                                GMAC COMMERCIAL MORTGAGE CORPORATION,
                                a California corporation



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title

                                    Date:
                                          --------------------------------------





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